Exhibit 99.1

PRESS RELEASE	For more information contact:

Prosperity Bancshares, Inc.®	Cullen Zalman
Prosperity Bank Plaza	Senior Vice President – Banking and Corporate Activities
4295 San Felipe	281.269.7199
Houston, Texas 77027	cullen.zalman@prosperitybankusa.com

PROSPERITY BANCSHARES, INC.®

COMPLETES MERGER WITH

FIRST BANCSHARES OF TEXAS, INC.

FOR IMMEDIATE RELEASE

HOUSTON, May 1, 2023. Prosperity Bancshares, Inc.® ("Prosperity") (NYSE: PB), the parent company of Prosperity Bank®, today announced the completion of the merger of First Bancshares of Texas, Inc. (“First Bancshares”) with and into Prosperity and the merger of First Bancshares' wholly owned subsidiary, FirstCapital Bank of Texas, N.A. (“FirstCapital”), headquartered in Midland, Texas, with and into Prosperity Bank, all effective on May 1, 2023.

Under the terms of the definitive agreement, Prosperity issued 3,583,370 shares of Prosperity common stock plus approximately $91.5 million in cash for all outstanding shares of First Bancshares.

Ken Burgess, Greg Burgess and Jeremy Bishop will join Prosperity Bank as Regional Presidents overseeing specific geographic markets in Prosperity’s West Texas and Central Texas areas and Brad Burgess will join the Bank as a director of West Texas business development. Other members of FirstCapital management will maintain leadership roles in Texas markets.

FirstCapital operated sixteen (16) banking centers in six different markets in West, North and Central Texas, including Midland, Lubbock, Amarillo, Wichita Falls, Burkburnett, Byers, Henrietta, Dallas, Horseshoe Bay, Marble Falls and Fredericksburg, Texas. FirstCapital banking locations will continue to operate under the FirstCapital name until the operational integration, which is scheduled for May 15, 2023. At that time, FirstCapital customers may begin using any of Prosperity Bank’s combined 286 full service banking centers..

About Prosperity Bancshares, Inc. ®

As of March 31, 2023, Prosperity Bancshares, Inc.® is a $37.829 billion Houston, Texas based regional financial holding company providing personal banking services and investments to consumers and businesses throughout Texas and Oklahoma. Founded in 1983, Prosperity believes in a community banking philosophy, taking care of customers, businesses and communities in the areas it serves by providing financial solutions to simplify everyday financial needs. In addition to offering traditional deposit and loan products, Prosperity offers digital banking solutions, credit and debit cards, mortgage services, retail brokerage services, trust and wealth management, and treasury management.

Prosperity currently operates 288 full-service banking locations: 65 in the Houston area, including The Woodlands; 30 in the South Texas area including Corpus Christi and Victoria; 63 in the Dallas/Fort Worth area; 22 in the East Texas area; 32 in the Central Texas area including Austin and San Antonio; 46 in the West Texas area including Lubbock, Midland-Odessa, Abilene, Amarillo and Wichita Falls; 16 in the Bryan/College Station area; 6 in the Central Oklahoma area; and 8 in the Tulsa, Oklahoma area.

Cautionary Notes on Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in information released to the public. Such forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Forward-looking statements include all statements other than statements of historical fact, including forecasts or trends, and are based on current expectations, assumptions, estimates and projections about Prosperity Bancshares and its subsidiaries. These forward-looking statements may include information about Prosperity’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Prosperity’s future capital expenditures and dividends, future financial condition and changes therein, including changes in Prosperity’s loan portfolio and allowance for loan losses, changes in deposits, borrowings and the investment securities portfolio, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s future operations, future or proposed acquisitions, including the integration of FirstCapital and the pending transaction with Lone Star State Bancshares, Inc. (“Lone Star”), the future or expected effect of acquisitions on Prosperity’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of each of the proposed transactions, and statements about the assumptions underlying any such statement, as well as expectations regarding the effects of the COVID-19 pandemic on Prosperity’s operating income, financial condition and cash flows. These forward‑looking statements are not guarantees of future performance and are based on expectations and assumptions Prosperity currently believes to be valid. Because forward-looking statements relate to future results and occurrences, many of which are outside of Prosperity’s control, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. These risks and uncertainties include, but are not limited to whether Prosperity can: successfully identify acquisition targets and integrate the businesses of acquired companies and banks, including FirstCapital and Lone Star; continue to sustain its current internal growth rate or total growth rate; provide products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its sales objectives. Other risks include, but are not limited to: the possibility that credit quality could deteriorate; actions of competitors; changes in laws and regulations (including changes in governmental interpretations of regulations and changes in accounting standards); the possibility that the anticipated benefits of an acquisition transaction, including FirstCapital and the pending transaction with Lone Star, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of two companies or as a result of the strength of the economy and competitive factors generally; a deterioration or downgrade in the credit quality and credit agency ratings of the securities in Prosperity’s securities portfolio; customer and consumer demand, including customer and consumer response to marketing; effectiveness of spending, investments or programs; fluctuations in the cost and availability of supply chain resources; economic conditions, including currency rate, interest rate and commodity price fluctuations; the effect, impact, potential duration or other implications of the COVID-19 pandemic; and weather. Prosperity disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. These and various other factors are discussed in Prosperity’s Annual Report on Form 10-K for the year ended December 31, 2022, and other reports and statements Prosperity has filed with the Securities and Exchange Commission (“SEC”). Copies of the SEC filings for Prosperity may be downloaded from the Internet at no charge from http://www.prosperitybankusa.com.